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                                                             EXHIBIT NO. 99.7(C)

                                                        AS OF: 30 September 2004

                         EXHIBIT A TO CUSTODIAN CONTRACT

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
               NAME OF TRUST/PORTFOLIO              STATE STREET PORTFOLIO       CHASE PORTFOLIO
     -------------------------------------------------------------------------------------------
     I.   MFS FAMILY OF FUNDS
          MFS SERIES TRUST I:
          CASH RESERVE FUND (MCF)                            /X/
          CORE EQUITY FUND (RGI)                             /X/
          CORE GROWTH FUND (CGF)                             /X/
          MANAGED SECTORS FUND (MMS)                                                   /X/
          NEW DISCOVERY FUND (NDF)                           /X/
          RESEARCH INTERNATIONAL FUND (RIF)                  /X/
          STRATEGIC GROWTH FUND (AGF)                        /X/
          TECHNOLOGY FUND (SCT)                              /X/
          VALUE FUND (EIF)                                   /X/

          MFS SERIES TRUST II:
          EMERGING GROWTH FUND (MEG)                                                   /X/
          LARGE CAP GROWTH FUND (MCG)                                                  /X/

          MFS SERIES TRUST III:
          HIGH INCOME FUND (MFH)                                                       /X/
          HIGH YIELD OPPORTUNITIES FUND (HYO)                /X/
          MUNICIPAL HIGH INCOME FUND (MMH)                   N/A                       N/A

          MFS SERIES TRUST IV:
          GOV'T. MONEY MKT. FUND (MMG)                       /X/
          MID CAP GROWTH FUND (OTC)                                                    /X/
          MONEY MARKET FUND (MMM)                            /X/
          MUNICIPAL BOND FUND (MMB)                          N/A                       N/A

          MFS SERIES TRUST V:
          INTERNATIONAL NEW DISCOVERY FUND (MIO)             /X/
          INTERNATIONAL STRATEGIC GROWTH FUND (MGR)          /X/
          INTERNATIONAL STRATEGIC VALUE FUND (MIV)           /X/
          RESEARCH FUND (MFR)                                                          /X/
          TOTAL RETURN FUND (MTR)                                                      /X/

          MFS SERIES TRUST VI:
          GLOBAL EQUITY FUND (MWE)                                                     /X/
          GLOBAL TOTAL RETURN FUND (MWT)                                               /X/
          UTILITIES FUND (MMU)                                                         /X/

          MFS SERIES TRUST VII:
          CAPITAL OPPORTUNITIES FUND (MVF)                                             /X/

          MFS SERIES TRUST VIII:
          STRATEGIC INCOME FUND (MSI)                                                  /X/
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
               NAME OF TRUST/PORTFOLIO              STATE STREET PORTFOLIO       CHASE PORTFOLIO
     -------------------------------------------------------------------------------------------
          GLOBAL GROWTH FUND (WGF)                           /X/
          MFS TAX MANAGED EQUITY FUND (TME)                  /X/

          MFS SERIES TRUST IX:
          BOND FUND (MFB)                                                              /X/
          EMERGING OPPORTUNITIES FUND (MCV)                  /X/
          INFLATION-ADJUSTED BOND FUND (IAB)                 /X/
          INTERMEDIATE INV. GRADE BOND FUND (IBF)            /X/
          LIMITED MATURITY FUND (MLM)                                                  /X/
          MUNICIPAL LTD. MATURITY FUND (MML)                 N/A                       N/A
          RESEARCH BOND FUND (RBF)                           /X/
          RESEARCH BOND FUND J  (RBJ)                        /X/

          MFS SERIES TRUST X:
          AGGRESSIVE GROWTH ALLOCATION FUND (AGG)            /X/
          CONSERVATIVE ALLOCATION FUND (CON)                 /X/
          EMERGING MARKETS. DEBT FUND (EMD)                  /X/
          EMERGING MARKETS EQUITY FUND (FEM)                 /X/
          FUNDAMENTAL GROWTH FUND (FDG)                      /X/
          GEMINI U.K. FUND (GKF)                             /X/
          GLOBAL VALUE FUND (GOF)                                                      /X/
          GOVERNMENT MORTGAGE FUND (MGM)                     N/A                       N/A
          GROWTH ALLOCATION FUND (GRO)                       /X/
          INTERNATIONAL CORE EQUITY FUND(ICF)                /X/
          INTERNATIONAL DIVERSIFICATION FUND (MDI)           /X/
          INTERNATIONAL EQUITY FUND (IAF)                    /X/
          INTERNATIONAL. GROWTH FUND (FGF)                   /X/
          INTERNATIONAL VALUE FUND (FGI)                     /X/
          MODERATE ALLOCATION FUND (MOD)                     /X/
          NEW ENDEAVOR FUND (NEF)                            /X/
          STRATEGIC VALUE FUND (SVF)                         /X/

          MFS SERIES TRUST XI:
          MID CAP VALUE FUND (MDF)                           /X/
          UNION STANDARD EQUITY FUND (UNE)                   /X/
          VERTEX INTERNATIONAL FUND (VXI)                    /X/

          MFS MUNICIPAL SERIES TRUST:

          AL MUNICIPAL BOND FUND (MAL)                       N/A                       N/A
          AR MUNICIPAL BOND FUND (MAR)                       N/A                       N/A
          CA MUNICIPAL BOND FUND (MCA)                       N/A                       N/A
          FL MUNICIPAL BOND FUND (MFL)                       N/A                       N/A
          GA MUNICIPAL BOND FUND (MGA)                       N/A                       N/A
          MD MUNICIPAL BOND FUND (MMD)                       N/A                       N/A
          MA MUNICIPAL BOND FUND (MMA)                       N/A                       N/A
          MS MUNICIPAL BOND FUND (MMP)                       N/A                       N/A
          NY MUNICIPAL BOND FUND (MNY)                       N/A                       N/A
          NC MUNICIPAL BOND FUND (MNC)                       N/A                       N/A
          PA MUNICIPAL BOND FUND (MPA)                       N/A                       N/A
          SC MUNICIPAL BOND FUND (MSC)                       N/A                       N/A
          TN MUNICIPAL BOND FUND (MTN)                       N/A                       N/A
          VA MUNICIPAL BOND FUND (MVA)                       N/A                       N/A
          WV MUNICIPAL BOND FUND (MWV)                       N/A                       N/A

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
               NAME OF TRUST/PORTFOLIO              STATE STREET PORTFOLIO       CHASE PORTFOLIO
     -------------------------------------------------------------------------------------------
          MUNICIPAL INCOME FUND (MMI)                        N/A                       N/A

          STAND-ALONE FUNDS:
          GOVERNMENT LIMITED MATURITY FUND (MGL)             N/A                       N/A
          GOVERNMENT SECURITIES FUND (MGS)                   N/A                       N/A
          GROWTH OPPORTUNITIES FUND (MGO)                                              /X/
          MA INVESTORS GROWTH STOCK FUND (MIG)                                         /X/
          MA INVESTORS TRUST (MIT)                           /X/

     II.  MFS CLOSED-END FUNDS
          CHARTER INCOME TRUST (MCR)                         /X/
          GOVERNMENT. MARKETS. INCOME TRUST (MGF)                                      /X/
          INTERMEDIATE INCOME TRUST (MIN)                    /X/
          MULTIMARKET INCOME TRUST (MMT)                                               /X/
          MUNICIPAL INCOME TRUST (MFM)                       N/A                       N/A
          SPECIAL VALUE TRUST (MFV)                                                    /X/

     III. MFS INSTITUTIONAL FUNDS
          MFS INSTITUTIONAL TRUST (MFSIT):
          INST. EMERGING EQUITIES FUND (MEE)                                           /X/
          INST. HIGH YIELD FUND (IHY)                        /X/
          INST. INTERNATIONAL EQUITY FUND (IIE)              /X/
          INST. LARGE CAP GROWTH. FUND (ILC)                 /X/
          INST. LARGE CAP VALUE FUND (ILV)                   /X/
          INST. MID CAP GROWTH FUND (IMC)                    /X/
          INST. RESEARCH FUND (IRF)                          /X/
          INST. INT'L RESEARCH EQUITY FUND (IRE)             /X/

          MFS VARIABLE INSURANCE TRUST (MVI):
          EMERGING GROWTH SERIES (VEG)                                                 /X/
          CAPITAL OPPORTUNITIES SERIES (VVS)                                           /X/
          RESEARCH SERIES (VFR)                                                        /X/
          INVESTORS TRUST SERIES (VGI)                                                 /X/
          TOTAL RETURN SERIES (VTR)                                                    /X/
          UTILITIES SERIES (VUF)                                                       /X/
          HIGH INCOME SERIES (VHI)                                                     /X/
          GLOBAL GOVERNMENTS SERIES (VWG) (NKA
          MFS STRATEGIC INCOME SERIES                                                  /X/
          BOND SERIES (VFB)                                                            /X/
          MONEY MARKET SERIES (VMM)                          /X/
          NEW DISCOVERY SERIES (VND)                         /X/
          INVESTORS GROWTH STOCK SERIES (VGS)                /X/
          GLOBAL EQUITY SERIES (VGE)                         /X/
          MID CAP GROWTH SERIES (VMG)                        /X/
          Value SERIES (VLU)                                                           /X/

     IV.  MFS/SUN LIFE SERIES TRUST
          BOND SERIES (BDS)                                  /X/
          CAPITAL APPRECIATION SERIES (CAS)                                            /X/
          CAPITAL OPPORTUNITY SERIES (VAL)                   /X/
          EMERGING GROWTH SERIES (EGS)                                                 /X/
          EMERGING MARKETS EQUITY SERIES (FCE)               /X/
          GLOBAL ASSET ALLOCATION SERIES (AAS)                                         /X/

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
               NAME OF TRUST/PORTFOLIO              STATE STREET PORTFOLIO       CHASE PORTFOLIO
     -------------------------------------------------------------------------------------------
          GLOBAL GOVERNMENTS SERIES (WGS)                                              /X/
          GLOBAL GROWTH SERIES (WGO)                         /X/
          GLOBAL TELECOMMUNICATIONS SERIES (GLS)                                       /X/
          GLOBAL TOTAL RETURN SERIES (WTS)                                             /X/
          GOVERNMENT. SECURITIES SERIES (GSS)                N/A                       N/A
          HIGH YIELD SERIES (HYS)                                                      /X/
          INTERNATIONAL. GROWTH SERIES (FCI)                 /X/
          INTERNATIONAL VALUE SERIES (FCG)                   /X/
          MANAGED SECTORS SERIES (MSS)                                                 /X/
          MASS. INV. GROWTH STOCK SERIES (MIS)               /X/
          MASS. INVESTORS TRUST SERIES (CGS)                                           /X/
          MID CAP GROWTH SERIES (MCS)                                                  /X/
          MID CAP VALUE SERIES (MVS)                         /X/
          MONEY MARKET SERIES (MKS)                          /X/
          NEW DISCOVERY SERIES (NWD)                         /X/
          RES. GR. AND INC. SERIES (RGS)                     /X/
          RESEARCH INTERNATIONAL SERIES (RSS)                /X/
          RESEARCH SERIES (RES)                                                        /X/
          STRATEGIC GROWTH SERIES (SGS)                      /X/
          STRATEGIC INCOME SERIES (SIS)                      /X/
          Strategic Value Series (SVS)                       /X/
          TECHNOLOGY SERIES (TKS)                            /X/
          TOTAL RETURN SERIES (TRS)                                                    /X/
          UTILITIES SERIES (UTS)                                                       /X/
          VALUE SERIES (EIS)                                 /X/

     V.   COMPASS PRODUCTS
          CAP. APPRECIATION VAR. ACCT. (CAVA)                                          /X/
          GOV'T. SECURITIES VAR. ACCT. (GSVA)                N/A                       N/A
          GLOBAL GOV'TS. VAR. ACCT. (WGVA)                                             /X/
          HIGH YIELD VARIABLE ACCT. (HYVA)                                             /X/
          MANAGED SECTORS VAR. ACCT. (MSVA)                                            /X/
          MONEY MKT. VARIABLE ACCT.(MMVA)                    /X/
          TOTAL RETURN VARIABLE ACCT. (TRVA)                                           /X/
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
MFS FUNDS LISTED IN THIS EXHIBIT A                                STATE STREET BANK AND TRUST COMPANY

By:                                                               By:
   ---------------------------------------------                     -----------------------------------------
      Name:  James R. Bordewick, Jr.                                   Name:
      Title: Assistant Secretary and Assistant Clerk                   Title:

                                                                  JPMORGAN CHASE INVESTOR SERVICES CO.

                                                                  By:
                                                                     -----------------------------------------
                                                                       Name:
                                                                       Title:
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